SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Wells Fargo Utilities and High Income Fund

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WELLS FARGO UTILITIES AND HIGH INCOME FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2016

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF
WELLS FARGO UTILITIES AND HIGH INCOME FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Wells Fargo Utilities and High Income (the "Fund") will be held on December 5, 2016, at 10:00 a.m. Pacific time, at the offices of Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105, for the following purposes:

  To elect three Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 7, 2016 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement. It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of the proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE. By Order of the Board of Trustees,

C. DAVID MESSMAN
Secretary

October 30, 2016

WELLS FARGO UTILITES AND HIGH INCOME FUND PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of the Wells Fargo Utilities and High Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at the principal office of the Fund, 525 Market Street, 12th Floor, San Francisco, California 94105, on December 5, 2016 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (866) 963-5822 for instructions.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the fiscal year ended August 31, 2016 will be first sent to shareholders on or about October 30, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2016.

You may obtain a copy of this proxy statement, the accompanying Notice of Annual Meeting of Shareholders, the proxy card and the Annual Report for the Fund for the period ended August 31, 2016 without charge by visiting the website indicated on your proxy card.

Proxy Solicitation

The Board intends to bring before the Meeting the matter set forth in the accompanying notice. Holders of common shares ("Shares") of the Fund ("Shareholders") are being asked to vote for the re-election of  Messrs. Peter G. Gordon, Timothy J. Penny and Michael S. Scofield as Trustees. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of Trustees, votes may be cast FOR all nominees or votes may be WITHHELD either with respect to all of the nominees or any individual nominee. Abstentions, broker non-votes (i.e., Shares held by brokers or nominee entities as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee entity does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present but will have no effect with respect to the election of Trustees.

The vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting is required for the election of Trustees.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services  to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $3,500. This fee will be borne by the Fund.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on October 7, 2016 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of October 7, 2016, the Fund had outstanding 9,242,810 common shares. Each common share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar as to any matter on which the common share is entitled to vote.

As of October 7, 2016, the Depository Trust Company owned of record approximately 100% of the outstanding Shares. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of the Fund as of October 7, 2016. However, the entities listed below have made filings with the Securities and Exchange Commission ("SEC") disclosing their ownership of beneficial interests in the outstanding shares of the Fund in the amount set forth opposite their names below. The filings are available at the SEC's website (www.sec.gov).

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned[1]
Common (94987E109)	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	198,081	2.15%
1	The filing by the listed entities indicates that the entities share dispositive power over the securities.

As of October 7, 2016, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund, and together with their immediate family members, and less than 1.00% of the outstanding securities of Wells Fargo & Company ("Wells Fargo"), the parent company of Wells Fargo Funds Management, LLC ("Funds Management"), the Fund's investment adviser and Wells Capital Management Incorporated ("Wells Capital"), one of the Fund's sub-advisers, and Crow Point Partners, LLC ("Crow Point"), the Fund's other sub-adviser.

I. ELECTION OF TRUSTEES (PROPOSAL 1)

The Board has nominated 3 persons for election to the Fund's Board. Each of these nominees currently serves on the Fund's Board and is thus sometimes referred to as a "nominee Trustee". In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2017, Class II, 2018 and Class III, 2019 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. Staggered terms are adopted by many closed-end fund boards and can have the effect of promoting greater stability and long-term perspective. Staggered terms also have the effect of limiting the ability of other entities or persons to acquire control of a board by delaying replacement of a majority of the board. If any nominee Trustee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. Each of the three nominee Trustees has agreed to continue to serve as a Trustee on the Board if elected by shareholder. Mr. Penny is expected to serve the full term until the 2019 annual meeting. Mr. Gordon is expected to retire on December 31, 2017. Mr. Scofield is expected to retire on December 31, 2018.

The Board of the Fund proposes the following nominee Trustees for election at the Meeting:

Trustee	Class	Expiration of Term if Elected
Peter G. Gordon	Class III	2019[1]
Timothy J. Penny	Class III	2019[1]
Michael S. Scofield	Class III	2019[1]
1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the 3 nominee Trustees currently proposed to serve on the Board.

Trustee and Nominee Trustee Information

The following table contains specific information about each Trustee and nominee Trustee as of August 31, 2016 including: name and year of birth, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Wells Fargo Funds family of funds and number of portfolios overseen in the fund complex by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is c/o Wells Fargo Utilities and High Income Fund, 525 Market Street, 12th Floor, San Francisco, California 94105. The Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee, each of which is made up of the Trustees listed in the table below.

Name and Year of Birth	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee within past 5 years
Class I - Non-Interested Trustees to serve until 2017 Annual Meeting of Shareholders
Isaiah Harris, Jr., 1952	Trustee	Trustee since 2010

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).

				138	CIGNA Corporation; Asset Allocation Trust
David F. Larcker, 1950	Trustee	Trustee since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	138	Asset Allocation Trust
Olivia S. Mitchell, 1953	Trustee	Trustee since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	138	Asset Allocation Trust
Class II - Non-Interested Trustees to serve until 2018 Annual Meeting of Shareholders
William R. Ebsworth, 1957	Trustee	Trustee since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

				138	Asset Allocation Trust
Jane A. Freeman, 1953	Trustee	Trustee since 2015

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.

				138	Asset Allocation Trust
Judith M. Johnson, 1949	Trustee	Trustee and Audit Committee Chairman since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	138	Asset Allocation Trust
Class III - Non-Interested Nominee Trustees to serve until 2019 Annual Meeting of Shareholders
Peter G. Gordon, 1942[2]	Trustee and Chairman	Trustee and Chairman since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	138	Asset Allocation Trust
Timothy J. Penny, 1951	Trustee	Trustee since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	138	Asset Allocation Trust
Michael S. Scofield, 1943[3]	Trustee	Trustee since 2004	Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well as the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	138	Asset Allocation Trust
1	As of August 31, 2016, the Fund Complex consisted of 138 funds.
2	Mr. Gordon is expected to retire on December 31, 2017.
3	Mr. Scofield is expected to retire on December 31, 2018.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Fund Complex overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of August 31, 2016	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Wells Fargo Funds Family of Investment Companies as of August 31, 2016
Non-Interested Nominee Trustees
Peter G. Gordon	$1-$10,000	Over $100,000
Timothy J. Penny	$1-$10,000	Over $100,000
Michael S. Scofield	$1-$10,000	Over $100,000
Non-Interested Trustees
William R. Ebsworth	$10,001-$50,000	Over $100,000
Jane A. Freeman	$1-$10,000	Over $100,000
Isaiah Harris, Jr.	$1-$10,000	Over $100,000
Judith M. Johnson	$1-$10,000	Over $100,000
David F. Larcker	$1-$10,000	Over $100,000
Olivia S. Mitchell	$1-$10,000	Over $100,000

The Board of Trustees and Its Leadership Structure

Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Funds Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Declaration.

The Board is currently composed of nine members, each of whom is not an "interested person" of the Fund, Funds Management, or Wells Capital, as defined in the 1940 Act (an "Independent Trustee"). The Board currently conducts regular in-person meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries relating to board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Declaration, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board also has established a Governance Committee, an Audit Committee and a Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. Additionally, the Board has established an investment team to review in detail the performance of the Fund, in light of the Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Fund. The Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee's responsibilities are set forth in Valuation Procedures approved by the Board. Each Independent Trustee is a member of the Fund's Governance Committee, Audit Committee and Valuation Committee.

Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration and By-Laws of the Fund, the Governance Committee shall make all nominations for membership on the Board. The Governance Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Fund's investment adviser(s), sub-adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Peter G. Gordon serves as the chariman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Governance Committee's consideration, which are set forth in Appendix A to the Fund's Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Fund's Secretary, at the address of the principal executive office of the Fund. The Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Governance Committee will be nominated for election to the Board. For more information relating to shareholder recommendations, please see the Fund's Governance Committee Charter attached as Exhibit A.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940.

Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

Audit Committee. The Audit Committee: oversees the Fund's accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Fund's financial statements and the independent audit therof; and interacts with the Fund's independent registered public accounting firm on behalf of the full Board and with appropriate offivers of the Fund. Judith M. Johnson serves as the chairperson of the Audit Committee.

The Board and individual committees met the following number of times during the most recently completed fiscal year:

Number of Committee Meetings During Last Fiscal Year
Regular Meetings	6
Special Meetings	2
Governance Committee Meetings	3
Valuation Committee Meetings	4
Audit Committee Meetings	5

Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The Board of Trustees and Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, Wells Capital and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs. Each of Funds Management, Wells Capital and other service providers have their own, independent approach to risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects and that it is necessary for the Fund to bear certain risks (such as investment-related risks) to pursue its goals. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, the sub-advisers, the Chief Compliance Officer of the Fund, the Chief Risk Officer of Funds Management the independent registered public accounting firm for the Fund, and internal compliance auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment teams, also reviews investment policies and risks in connection with its review of the Fund's performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund's compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk factors and other risk matters concerning the Fund and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board's periodic review of the Fund's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing the Fund portfolio investments and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Qualifications of Trustees

The Fund's Declaration does not set forth any specific qualifications to serve as a Trustee. The Charter and the Statement of Governance Principles of the Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Fund and the other Funds in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Fund are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman serves as Chair of the Taproot Foundation and as a Board Member of the Ruth Bancroft Garden. Ms. Freeman is a Chartered Financial Analyst (inactive).

Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, Chairman of the Governance Committee since 2005, and was the Lead Independent Trustee from 2001 through 2005, with respect to all of the Trusts in the Fund Complex. He has also served as a Trustee, Chairman of the Board of Trustees and Chairman of the Governance Committee of Asset Allocation Trust since 2010. In addition, he has over 30 years of executive and business experience as the cofounder, and retired Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She has also served as a Trustee and Chair of the Audit Committee of Asset Allocation Trust since 2010. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. She has also served as a Trustee of Asset Allocation Trust since 2010. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.

Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.

Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. He previously served on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex (and its predecessors) from 1984 to 2010, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, a member of the board of directors of the Mutual Fund Directors Forum, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield.

Consideration of Diversity by the Governance Committee

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Governance Committee generally considers the manner in which each nominee's professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees' attributes.

Governance Committee

The members of the Governance Committee are "independent" as defined in the NYSE MKT Exchange's listing standards. The Board has adopted a written Governance Committee Charter which is attached to this proxy statement as Exhibit A. The Governance Committee Charter describes the Governance Committee functions. The Governace Committee reviews the Governance Committee Charter at least annually and may recommend changes to the Board.

The Board has approved a policy pursuant to which the Board may consider nominees for election as Trustees, which is described further in the Governance Committee Charter. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board should send the communication to the Wells Fargo Utilities and High Income Fund Board of Trustees, 525 Market Street, 12th Floor, San Francisco, California 94105. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

Funds that are listed on the NYSE MKT are required each year to hold an Annual Meeting of Shareholders. It is the policy of the Fund to encourage at least one Trustee to attend each such Annual Meeting of Shareholders either in person, by video conference, or by teleconference. Mr. Gordon attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each executive officer of the Fund as of August 31, 2016, including: name, address and year of birth, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with Funds Management, Wells Fargo and their affiliated companies.

Name, Address and Year of Birth	Position with Fund	Principal Occupation(s) During Past 5 Years or Longer
Karla M. Rabusch 525 Market Street, San Francisco, CA 94105 Year of Birth: 1959	President since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy M. DePalma 200 Berkeley Street, Boston, MA 02116-5022 Year of Birth: 1974	Treasurer since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman 525 Market Street, San Francisco, CA 94105 Year of Birth: 1960	Secretary and Chief Legal Officer since 2010

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.

Michael Whitaker[1] 200 Berkeley Street, Boston, MA 02116-5022 Year of Birth: 1967	Chief Compliance Officer since 2016

Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity's Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.

Debra Ann Early[2] 525 Market Street, San Francisco, CA 94105 Year of Birth: 1964	Chief Compliance Officer since 2010	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi 200 Berkeley Street, Boston, MA 02116-5022 Year of Birth: 1975	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.
2	Debra Ann Early was the Chief Compliance Officer until May 15, 2016.

Karla M. Rabusch oversees the operations of the Fund. C. David Messman is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Jeremy M. DePalma is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Michael H. Whitaker is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Remuneration of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of Funds Management or any of its affiliated companies are borne by Funds Management or the Wells Fargo affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended August 31, 2016. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. The Trustees do not receive any pension or retirement benefits from the Fund. For the fiscal year ended August 31, 2016, the Trustees earned the following compensation from the Fund and the Wells Fargo Funds fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Trustees[1]
Non-Interested Nominee Trustees
Peter G. Gordon	$2,449	$338,000
Timothy J. Penny	$2,159	$298,000
Michael S. Scofield	$2,087	$288,000
Non-Interested Trustees
William R. Ebsworth	$2,087	$288.000
Jane A. Freeman	$2,087	$288.000
Isaiah Harris, Jr.	$2,087	$288,000
Judith M. Johnson	$2,304	$318,000
David F. Larcker	$2,076	$286,500
Olivia S. Mitchell	$2,076	$286,500
1	As of August 31, 2016, the Wells Fargo Funds fund complex consisted of 138 funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Fund's Trustees, principal executive officers and certain other persons ("Reporting Entities") to file reports regarding ownership of, and transactions in, the Fund's securities with the SEC. Copies of the required filings must also be furnished to the Fund. During the most recent fiscal year, the Fund believes that all reports required to be filed by the Reporting Entities were filed on a timely basis, except that a Form 3 was not filed timely for Michael H. Whitaker. Mr. Whitaker's Form 3 was submitted within the required timeframe, however due to a technical issue the Form 3 filed was not accepted by the SEC's electronic filing platform when initially filed. The Form 3 was subsequently refiled and accepted by the SEC's electronic filing platform outside of the required timeframe.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through the Wells Fargo Funds website at www.wellsfargofunds.com.

Service Providers

Adviser and Administrator. Funds Management, an affiliate of Wells Fargo, a diversified financial services company providing banking, insurance, investment, mortgage and consumer financial services, currently serves as both the Fund's adviser and administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Sub-advisers. Wells Capital, a subsidiary of Wells Fargo and an affiliate of Funds Management, currently serves as a sub-adviser to the Fund. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105. Crow Point also serves as sub-adviser to the Fund. The principal business address of Crow Point is 10 The New Driftway, Scituate, Massachusetts 02066.

Transfer Agent. Computershare Fund Services is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island, 02940-3010.

Independent Registered Public Accounting Firm. KPMG LLP ("KPMG"), 99 High Street, Boston, Massachusetts 02110, has been approved by the Trustees of the Fund as the independent registered public accounting firm of the Fund for the current fiscal year ending August 31, 2016.

The Audit Committee of the Board unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at a meeting held on August 9, 2016.

The Fund's Audit Committee has established and adopted policies and procedures whereby the Audit Committee Chairperson is authorized to pre-approve: (1) audit services to the Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by its independent registered accounting firm if the fees for any particular engagement are not anticipated to exceed a specified dollar amount; and (3) non-audit tax or compliance consulting or training services provided by the independent registered public accounting firm to the Fund's investment adviser and its adviser affiliates (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee for any particular engagement is not anticipated to exceed a specified dollar amount. For any pre-approval sought from the Chairperson, the adviser shall prepare a brief description of the proposed services. If the Chairperson approves such service, he or she shall sign the statement prepared by the adviser, and such written statement shall be presented to the full Audit Committee at its next regularly scheduled meeting.

A representative of KPMG, if requested in advance by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. Absent such a shareholder request, it is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment adviser and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm.

On October 20, 2016, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal year ended August 31, 2016. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 114, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from KPMG required by the Public Company Accounting Oversight Board regarding certain communications, and has discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the past two fiscal years, and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal years where the de minimis exception was used.

	2016	2015
Audit fees	$51,154	$49,900
Audit-related fees	$0	$0
Tax fees[1]	$3,945	$4,030
Non-audit fees	$0	$0
All other fees	$0	$0
1	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

The Board has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit B. The Audit Committee reviews the charter at least annually and may recommend changes to the Board.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal

The vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting is required for the election of trustees.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2017 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such proposal in writing to the Secretary, c/o Wells Fargo Utilities and High Income Fund, 525 Market Street, 12th Floor, San Francisco, California 94105 by the close of business on or before August 1, 2017.

Any Shareholder desiring to present a proposal for consideration at the 2017 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such proposal in writing to the Secretary, c/o Wells Fargo Utilities and High Income Fund, 525 Market Street, 12th Floor, San Francisco, California 94105 by the close of business on or before August 1, 2017, but no earlier than July 3, 2017.

The persons named as proxies for this Annual Meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the Meeting of which the Fund did not have notice a reasonable time before the date of this proxy statement.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2017 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

C. DAVID MESSMAN
Secretary

October 30, 2016

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The telephone and Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone Internet, there may be costs associated with electronic access, such as usage charges from telephone companies and Internet service providers that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at (866) 963-5822 (toll free).

Exhibit A

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
WELLS FARGO VARIABLE TRUST
ASSET ALLOCATION TRUST
 WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND
WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND
WELLS FARGO UTILITIES AND HIGH INCOME FUND CHARTER OF THE GOVERNANCE COMMITTEES

Governance Committee Membership

The Governance Committee of each Trust (the "Committee") shall be composed only of Trustees who are not "interested persons" of the Trusts, or of any investment adviser or principal underwriter of the Trusts or any series thereof (a "Fund"), as defined in the Investment Company Act of 1940 ("Independent Trustees").

Board Nominations

1. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law (and, with respect to each Trust that is a registered closed-end management investment company ("Closed-End Fund"), in accordance with the By-Laws of such Closed-End Fund), the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Any person nominated to serve as an Independent Trustee must not be, on the effective date of his or her appointment or election, an "interested person" of the Trusts, or of any investment adviser or principal underwriter of the Funds, as defined in the Investment Company Act of 1940, and, with respect to each Closed-End Fund, such person must also satisfy, on such date, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

a. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry, business, professional and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise, and (vi) overall diversity of the Board's composition.

b. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to submit properly a candidate for nomination by the Committee. Shareholder recommendations not properly submitted in accordance with the requirements of Appendix A will not be considered for nomination by the Committee.

2. Process for evaluating potential conflicts of interest of Independent Trustee candidates.

a. As a threshold matter, the background of a candidate to serve as an Independent Trustee must be reviewed to confirm that the person meets or, on the effective date of his or her appointment or election will meet, the technical requirements for being a non-interested Trustee under the Investment Company Act of 1940, and, with respect to Independent Trustee candidates for the Board of each Closed-End Fund, that such person satisfies or, on the effective date of his or her appointment or election will satisfy, applicable independence requirements of the listing standards of securities exchanges on which shares of such Closed-End Fund are traded.

b. In addition to satisfying the applicable technical requirements set forth in 2.a., above, the candidate's business and personal connections (as reflected in the responses to questions in the Trustees' and Officers' Questionnaire completed by each current and prospective Trustee) must be reviewed to confirm that they do not create any actual or potential impairment to the person's independence with respect to the Funds.

c. With respect to any candidate, the Committee shall elicit such information from senior management that the Committee deems appropriate, if any, to evaluating the merits of the candidate.

d. Disqualifying factors:

i. No candidate shall be nominated for membership on the Board if, upon appointment or election to the Board, that candidate serves or has agreed to serve on the board of any registered investment company outside of the Wells Fargo Funds family (Asset Allocation Trust shall be considered to be a part of the Wells Fargo Funds family solely for the purposes of this Committee Charter), unless otherwise approved by the Committee. If any existing Trustee accepts a position on the board of any such other registered investment company, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee.

ii. No candidate shall be nominated for membership on the Board if that candidate serves or has agreed to serve as an officer, partner, employee or in any similar capacity with a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family. If any existing Trustee accepts such a position with such a firm, such Trustee shall promptly resign from membership on the Board. Similarly, if a candidate serves in such a capacity for a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter for any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

iii. No candidate shall be nominated for membership on the Board if that candidate serves on the board of a firm that serves as an investment adviser, sub-adviser or principal underwriter of any registered investment company outside of the Wells Fargo Funds family, unless an exception from this policy is expressly approved by the Committee. If any existing Trustee accepts a position on the board of any such an investment adviser, sub-adviser or principal underwriter, such Trustee shall promptly resign from membership on the Board, unless an exception from this policy is expressly approved by the Committee. Similarly, if a candidate serves on the board of a registered investment adviser or registered broker-dealer, but that firm currently does not serve as an investment adviser, sub-adviser or principal underwriter of any such registered investment company, such candidate shall be nominated only upon the express agreement that he or she would, unless an exception from this policy is expressly approved by the Committee, resign from the Board in the event that his or her firm subsequently undertakes such a role for any registered investment company outside of the Wells Fargo Funds family.

3. The Committee shall review the composition of the Board when it deems it appropriate to do so to determine whether it may be appropriate to recommend adding individuals with different backgrounds or skill sets from those already on the Board and/or recommend expanding or contracting the size of the Board.

Committee Nominations and Functions

1. The Committee shall propose nominations for membership on all committees and shall review committee assignments when it deems it appropriate to do so.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Board. With respect to any committee of the Board of a Closed-End Fund, the powers, functions, size, membership and other aspects of the committee shall conform with any applicable requirements of the By-Laws of such Closed-end Fund..

Governance Committee Chairman

1. Chairman of the Governance Committee.

a. Only a Trustee who is an Independent Trustee may serve in the role of Chairman of the Governance Committee.

b. In addition to any powers and duties specified in this Charter, the Chairman of the Governance Committee's role is to preside at all meetings of the Committee and to act as a liaison with respect to governance-related matters with service providers, officers, attorneys, and other Committee members generally between meetings.

c. The Chairman of the Governance Committee shall be entitled to receive an additional annual fee in such amount, and payable in such frequency and manner, determined from time to time by the Board, for the additional work and time devoted by the Chairman of the Governance Committee.

2. Except for any duties specified herein or pursuant to a Trust's charter document, the designation of Chairman of the Governance Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

Compensation

1. The Committee shall periodically review and recommend any appropriate changes to trustee compensation to the Board.

Board Leadership Structure

1. The Committee shall periodically review the Board leadership structure and shall recommend any appropriate changes to the Board.

Advisory Trustee Nominations

1. The Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the Investment Company Act of 1940 ("Advisory Trustees"). An individual shall be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be an Independent Trustee and does not otherwise serve the Trusts in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be Advisory Trustee. Any Advisory Trustee may resign at any time.

Other Powers and Responsibilities

1. The Committee shall review this Charter at least annually and recommend changes, if any, to the Board.

2. The Committee shall periodically review and address matters relating to the engagement and independence of legal counsel employed by the Independent Trustees and shall recommend any appropriate actions to the Board.

3. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants, advisers or employees at the expense of the appropriate Fund(s).

4. In consultation with independent legal counsel to the Independent Trustees, the Committee shall consider the processes to be undertaken by the Board in connection with the annual assessment of the performance of the Board and the committees of the Board pursuant to rule 0-1(a)(7)(v) under the Investment Company Act of 1940 and under any applicable listing requirements.

5. The Committee shall set forth and periodically review governance principles for the Board and its committees and shall recommend changes, if any, to the Board. Those principles have been outlined in a separate document (Statement of Governance Principles).

6. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

7. If the Committee's membership does not include all of the Trustees, the Committee will report on actions taken at its meetings to the Board.

8. The Committee shall have such further responsibilities as are given to it from time to time by the Board.

Date of most recent Committee approval: November 17, 2015
Date of most recent Charter amendment: November 17, 2015

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of any series of the Trust must follow the following procedures in order to submit properly a nominee candidate recommendation for the Committee's consideration.

The shareholder must submit any nominee candidate recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. With respect to each Closed-End Fund, the Shareholder Recommendation also must comply with any timing or additional requirements applicable to shareholder nominations, as set forth in the By-Laws of such Closed-end Fund. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in these procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

Exhibit B

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
WELLS FARGO MASTER TRUST
ASSET ALLOCATION TRUST
WELLS FARGO GLOBAL DIVIDEND OPPORTUNITY FUND
WELLS FARGO INCOME OPPORTUNITIES FUND
WELLS FARGO MULTI-SECTOR INCOME FUND
WELLS FARGO UTILITIES AND HIGH INCOME FUND
 AUDIT COMMITTEES CHARTER

1. Composition. The Audit Committees ("Committees") of the Boards of Trustees (the "Boards") of Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, Asset Allocation Trust (collectively, the "Open-End Trusts"), Wells Fargo Global Dividend Opportunity Fund ("EOD"), Wells Fargo Income Opportunities Fund ("EAD"), Wells Fargo Multi-Sector Income Fund ("ERC"), and Wells Fargo Utilities and High Income Fund ("ERH") (collectively, the "Closed-End Funds" and together, with the Open-End Trusts, the "Trusts") shall be composed entirely of Trustees who are not "interested persons" of the Trusts or of any series thereof, or of any investment adviser or principal underwriter, as defined in the Investment Company Act of 1940 (the "Act"). The Committees of the Closed-End Funds (the "Closed-End Fund Committees") shall have at least three members who are "independent" as that term is interpreted under Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and under the listing standards of each exchange on which shares of the Closed-End Funds are traded, except as otherwise set forth by statute, rule, or listing standard. The full Boards shall designate the members of the Committees, after due consideration of nominations, if any, from the Governance Committee, and shall either designate the Chairman or shall approve the manner of selection of the Chairman. Except for any duties specified herein or pursuant to a Trust's charter document, the designation of Chairman of the Audit Committee does not impose on such Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Committees and the Boards in the absence of such designation.

The Boards shall determine as often as they deem appropriate whether any member of the Committees is an "audit committee financial expert" as defined in Item 3 of Form N-CSR. Any member of the Committees who is determined to be such an expert shall not bear any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such member as a member of the Committees and the Boards in the absence of such determination.

2. Primary Responsibilities. The primary responsibilities of the Committees are:

  to oversee the accounting and financial reporting policies of the Trusts or their series, as applicable (a Trust or any such series being referred to as a "Fund", and collectively as the "Funds"), including their internal controls over financial reporting and, as a Committee deems appropriate, the internal controls over financial reporting of key service providers;

  to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

  to interact with the Funds' registered public accounting firm (the "Auditors") on behalf of the Boards, and to interact with the appropriate officers of the Trusts, and the investment advisers, sub-advisers, administrators and other key service providers other than the Auditors (collectively, "Management") regarding accounting and financial reporting matters;

  to oversee, or, as appropriate, assist with the Board's oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal controls and independent audits; and

  to approve the engagement of the Auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Auditors.

The function of the Committees is oversight. Management is responsible for: (1) the preparation, presentation and integrity of the Funds' financial statements; (2) the implementation of appropriate accounting and financial reporting principles and policies; and (3) the design and maintenance of internal controls and procedures designed to assure compliance with all applicable accounting standards, laws and regulations. The Auditors are responsible for planning and carrying out a proper audit and review under applicable auditing standards. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of Management or the Auditors.

Although the Committees are expected to take a detached and questioning approach to the matters that come before them, any review of the Funds' financial statements by the Committees is not an audit, nor does any review by the Committees substitute for the responsibilities of Management for preparing, or the Auditors for auditing, the Funds' financial statements. Members of the Committees are not employees of the Funds and, in serving on these Committees, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committees or their members to conduct "field work" or other types of auditing or accounting reviews or procedures. In addition, the authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committees to plan or conduct any audit, to determine or certify that any Fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable laws, or to guarantee any report of the Auditors.

In discharging their duties, the members of the Committees are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data prepared or presented by: (1) one or more officers of the Trusts whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, the Auditors or other public accountants, or other persons as to matters the member reasonably believes are within the person's professional or expert competence; or (3) another Board committee on which the member does not sit.

3. Duties and Powers. To carry out their responsibilities, the Committees shall have the following duties and powers, to be discharged in such a manner as the Committees deem appropriate, in their sole discretion:

  to approve the engagement of the Auditors to annually audit and provide audit and tax services necessary to support their audit opinion on a Fund's financial statements, to recommend to those Trustees who are not "interested persons" of the Fund (as that term is defined in Section 2(a)(19) of the Act) the selection, retention or termination of the Auditors and, in connection therewith, to review and evaluate matters brought to their attention potentially affecting the independence and capabilities of the Auditors;

  to approve the engagement of the Auditors to provide non-audit services to a Fund, or to its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

  to implement any policies and procedures for pre-approval of the engagement of the Auditors as are set forth in this Charter, or to separately adopt, to the extent deemed appropriate by the Committees, policies and procedures for pre-approval of the engagement of the Auditors, in either case, to provide audit or non-audit services to a Fund and to provide non-audit services to the Fund's investment adviser (not including a sub-adviser whose role is primarily investment management and is sub-contracted or overseen by another investment adviser) or a control affiliate of the investment adviser that provides ongoing services to the Fund, which services relate directly to the operations and financial reporting of the Fund, provided in either case that the policies and procedures are detailed as to the particular services covered;

  to consider whether the provision by the Auditors of non-audit services to a Fund's investment adviser or a control affiliate of the investment adviser that provides ongoing services to the Fund, which services were not required to be pre-approved by the Committees, is compatible with maintaining the Auditors' independence;

  to assess the Auditors' independence at least annually, in connection with which, the Committees shall receive and review a report by the Auditors disclosing all relationships that may affect the Auditors' independence, including the disclosures required by Public Company Accounting Oversight Board ("PCAOB") Rule 3526 or any other applicable auditing standard and any relationships of the Auditors' affiliates that could reasonably be thought to bear on the independence of the Auditors;

  to receive from, to review and to discuss with the Auditors, and with Management to the extent the Committees deem appropriate, the matters about which PCAOB Auditing Standard No. 16 (Codification of PCAOB Statements on Auditing Standards) requires communication, including those specifically mentioned in this Charter;

  to review the arrangements for and scope of the Funds' annual audits and any special audits;

  to review and approve the fees proposed to be charged to the Funds by the Auditors for all audit and non-audit services;

  to meet with, and consider information and comments from, the Auditors with respect to the Funds' financial statements and the Funds' accounting and financial reporting policies, procedures and internal controls (including the Funds' critical accounting policies and practices and any adjustments to a Fund's financial statements recommended by the Auditors), and to consider Management's responses to any such comments and, to the extent the Committees deem necessary or appropriate, to promote improvements in the quality of the Funds' accounting and financial reporting;

  to review the form of engagement letter used by the Funds to engage the Auditors for all audit and non-audit services;

  to seek to resolve any material disagreements between Management and the Auditors regarding financial reporting that are brought to the Committees' attention;

  to review with the Funds' principal executive officer and/or principal financial officer, in connection with their certifications of any filings by the Funds on Form N-CSR, any significant deficiencies in the design or operation of disclosure controls and procedures or material weaknesses therein or in internal controls over financial reporting and any reported evidence of fraud involving Management or other employees who have a significant role in the Funds' disclosure controls and procedures;

  to investigate or initiate investigation of reports of improprieties or suspected improprieties in connection with the Funds' accounting or financial reporting;

  to report its activities to the Boards on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate;

  to inquire of the Auditors and Management as to whether appropriate staffing levels are being maintained within the audit engagement team, internal accounting and administration staff; and

  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

4. All Closed-End Fund Committees. The Closed-End Fund Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any Auditor engaged (including resolution of disagreements between Management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Closed-End Funds, and each such Auditor must report directly to its respective Closed-End Fund Committee.

The Closed-End Fund Committees shall also establish procedures for (1) the receipt, retention, and treatment of complaints received by the Closed-End Funds regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the Closed-End Funds, the Closed-End Funds' investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Closed-End Funds, of concerns regarding questionable accounting or auditing matters.

Each of the Closed-End Fund Committees shall have the power, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion to review such disclosures or statements made by the Audit Committee in the Closed-End Funds' annual or semi-annual report or proxy statement

5. NYSE MKT Closed-End Fund Committees. Any Closed-End Fund with shares listed on the NYSE MKT exchange (formerly NYSE Amex) (the "NYSE MKT") must comply with applicable listing standard requirements.1, Accordingly, each member of an audit committee of a fund listed on the NYSE MKT ("NYSE MKT Closed-End Fund Committee") must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Further, at least one member of a NYSE MKT Closed-End Fund Committee must be "financially sophisticated," as such term is defined in the listing standards of the NYSE MKT.2

The purpose of a NYSE MKT Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, overseeing the accounting and financial reporting processes and audits of the Closed-End Fund. NYSE MKT Closed-End Fund Committees must actively engage in a dialogue with the Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditors and are responsible for taking, or recommending that the Boards take, appropriate action to oversee the independence of the Auditors. Committee members must not have participated in the preparation of the financial statements of the Closed-End Fund at any time during the three years prior to appointment to the NYSE MKT Closed-End Fund Committee. The NYSE MKT Closed-End Fund Committees shall meet on a regular basis, as often as necessary to fulfill their responsibilities, including at least annually in connection with the issuance of audited financial statements.

6. New York Stock Exchange Closed-End Fund Committees.Any Closed-End Fund with shares listed on the New York Stock Exchange (the "NYSE") must comply with applicable listing standard requirements.3, Accordingly, each member of an audit committee of a fund listed on the NYSE ("NYSE Closed-End Fund Committee") must be "financially literate" (or become so within a reasonable time after his or her appointment to the committee).4, Further, at least one member of an NYSE Closed-End Fund Committee must have "accounting or related financial expertise".5

The purpose of a NYSE Closed-End Fund Committee includes, in addition to the responsibilities, duties and powers included elsewhere in this Charter, assisting with the Board's oversight of the integrity of the Closed-End Fund's financial statements, the Closed-End Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Closed-End Fund's Auditors, and the performance of the Closed-End Fund's internal audit functions (if any) and Auditors.

The NYSE Closed-End Fund Committee shall have the following duties and powers, in addition to the responsibilities, duties and powers included elsewhere in this Charter, to be discharged in such a manner as the Committee deems appropriate, in its sole discretion:

  to obtain and review at least annually a report from the Auditors describing (1) the accounting firm's internal quality-control procedures, (2) any material issues raised (a) by the Auditors' most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) all relationships between the Auditors and the Closed-End Fund to assess the Auditor's independence;6 to meet to review and discuss with management the Closed-End Fund's audited annual and unaudited semi-annual financial statements, as well as "Management's Discussion of Fund Performance", if included in its Form N-CSR;

  to discuss any press releases regarding the Closed-End Fund's investment performance, distributions and/or other financial information about the Closed-End Fund, as well as any financial information provided to analysts or rating agencies. The NYSE Closed-End Fund Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information;

  to discuss guidelines and policies with respect to risk assessment and risk management;

  to review with the Auditors any audit problems or difficulties encountered in the course of their audit work and Management's responses thereto;7 to set clear policies for the hiring by the Closed-End Fund of employees or former employees of the Closed-End Fund's Auditors, to the extent that the Closed-End Fund intends to have employees;

  to report regularly to the Closed-End Fund Board; and

  to consider whether to recommend to the Board that the audited financial statements be included in the annual report for the Closed-End Fund.

The performance of the NYSE Closed-End Fund Committee shall be reviewed at least annually by the Committee or by the Board and may be conducted as part of the Board's annual self-assessment. Unless otherwise determined by the Board, no member of the NYSE Closed-End Fund Committee may serve on the audit committee of more than two other public companies.8

7. Meetings. Unless otherwise specified in this Charter, each Committee shall meet at least twice annually, and is empowered to hold special meetings as circumstances require. The Committees shall record minutes of their meetings and shall invite Trustees who are not members of the Committees, Management, counsel and representatives of service providers to attend meetings and provide information as the Committees, in their sole discretion, consider appropriate. The Committee shall periodically meet separately in executive session with the Auditors. Meetings of the Committees may be conducted in person, telephonically, or via video-conference.

8. Auditor Pre-Approval. The Auditors are hereby pre-approved to provide the following services: (a) audit newly created Funds; (b) perform "agreed upon procedures" reviews and/or provide comfort letters in connection with Fund reorganizations; (c) review special Fund registration statement filings; (d) provide comments to regulatory filings; and (e) perform non-audit services for a Fund, and for the Fund's investment adviser and its control affiliates that provide ongoing services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund, provided that any such non-audit services fall within the specified categories of services listed on Tab A, which have been separately approved by the Committees, and that the fees for such services do not exceed the pre-approved dollar amounts listed on Tab A. To the extent that the non-audit services or fees would fall outside of the aforementioned pre-approvals, such services or fees may be pre-approved by the Committees, or by the Chairman pursuant to delegated authority in accordance with Section 9 below.

9. Pre-Approval Procedure. The Chairman of the Committees is authorized to pre-approve: (1) audit services to the Funds; (2) non-audit tax or other categories of services identified in Section 8 above or compliance consulting or training services provided to the Funds by the Auditors if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its affiliates (where pre-approval is required because the entity provides ongoing services to the Fund and the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief written statement describing the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management or otherwise evidence in writing his or her approval, which may be given by electronic mail. Such written statement, or the written engagement for the proposed services described in the statement, shall be presented to the full Committees at their next regularly scheduled meeting.

10. Availability. The Committees shall be available to meet with the Treasurer and other appropriate officers of the Trusts, and with internal accounting staff, and individuals with internal audit responsibilities, for consultation on audit, accounting, and related financial matters.

11. Resources. The Committees shall be given the resources and shall have the authority appropriate to discharge their responsibilities, including the authority to retain special or independent counsel and other experts, advisors or consultants at the expense of the appropriate Fund(s) and to determine the appropriate funding for payment of compensation to Auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund and the Committees' ordinary administrative expenses that are necessary or appropriate in carrying out their duties.

12. Miscellaneous. The Committees shall review and reapprove this Charter as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate to the Boards. The Committees shall have such further responsibilities as are given to them from time to time by the Boards. The Committees shall consult with Management, the Auditors and counsel as to legal or regulatory developments affecting their responsibilities, as well as relevant tax, accounting and industry developments. The actions taken at meetings of the Committee shall be recorded in the minutes of such meetings. If the Committee's membership does not include all of the Trustees, the Committee will report on actions taken at its meeting to the Board. The Committee shall have such further responsibilities as are given to it from time to time by the board.

Nothing in this Charter shall be interpreted as diminishing or derogating the responsibilities of the Boards.

Most Recent Annual Approval by the Board of Trustees: August 9, 2016
Amended: August 9, 2016

1)

As of August 14, 2012, shares of EAD, ERC and ERH were listed on the NYSE MKT. Although the NYSE MKT LLC Company Guide exempts closed-end funds from certain listing requirements, this Charter has been drafted according to the view expressed by regulators that they may, in fact, apply some of those requirements to closed-end funds.

2)	One is "financially sophisticated" if that individual qualifies as an "audit committee financial expert" under Item 3 of Form N-CSR.
3)	As of August 14, 2012, shares of EOD were listed on the NYSE.
4)

"Financial literacy" is generally interpreted to signify the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

5)

One has "accounting or related financial expertise" if that individual qualifies as an "audit committee financial expert" under the Item 407(d)(5)(ii) of Regulation S-K standard, which is identical to that of Item 3 of Form N-CSR.

6)	The NYSE Closed End Fund Committee may evaluate the lead partner of the independent auditor team.
7)	The NYSE Closed-End Fund Committee may consider an discuss with the Auditors any material issues on which the national office of the Auditors was consulted by the Closed-End Fund's audit team.
8)	Service on multiple boards in the same fund complex is counted as service on one board for the purposes of this requirement.

TAB A

Wells Fargo Funds
Revised Schedule of Pre-Approved Non-Audit Services
(Pre-approval amounts are for each calendar year period)

Non-Audit Services	Fee Range
Services related to contesting India Foreign Institutional Investor (FII) tax assessments for years prior to 2002.	Not to exceed $10,000

Assistance with Internal Revenue Code Sections 851(b) and 817(h) diversification testing (upon specific request as Wells Fargo Fund Tax Department is currently responsible for diversification testing).

Not to exceed $3,500 per fund
Tax assistance and advice regarding tax consequences of new investment products or proposed changes to existing products.	Not to exceed $15,000
Tax assistance and advice regarding statutory, regulatory or administrative developments.	Not to exceed $15,000
Services related to contesting any assessed Internal Revenue Service penalties for incorrect reporting of Fund Forms 1120-RIC and Form 1099.	Not to exceed $10,000
Other International tax services (generally related to foreign tax withholding).	Not to exceed $15,000
Tax assistance and advice regarding evaluation of complex security transactions.	Not to exceed $30,000
Tax and/or other non-audit services associated with Fund mergers and liquidations.	Not to exceed $8,000 per fund merger/liquidation

Most Recent Annual Approval: August 9, 2016
Amended: August 9, 2016

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PROXY                                                  WELLS FARGO UTILITIES AND HIGH INCOME FUND                                                       PROXY

COMMON SHARES

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 5, 2016

This Proxy is solicited on behalf of the Board of Trustees of the Wells Fargo Utilities and High Income Fund (the “Fund”) for the Annual Meeting of Shareholders. The undersigned, revoking any previously executed proxies, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the 2016 Annual Meeting of Shareholders of the Fund to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on December 5, 2016, at 10:00 a.m., Pacific time, and at any and all adjournments thereof.

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The common shares represented by this proxy will be voted as specified in the following Item 1, but if you return a signed proxy card and no choice is specified, they will be voted FOR the election of the three (3) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).”  If any nominee for any reason becomes unable to serve or is unwilling to serve or for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified.  The Board of Trustees has no reason to believe that any of the three (3) nominee Trustees will be unable or unwilling to serve.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

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ERH_28241_092116